EXHIBIT 10.17

                             THIRD AMENDMENT TO THE
                         COMDIAL CORPORATION 401(k) PLAN

         THIRD AMENDMENT to the Comdial Corporation 401(k) Plan, by Comdial Corporation (the "Employer").

         The Employer maintains the Comdial 401(k) Plan, originally effective as of January 1, 1989, amended and restated effective as of January 1, 1997 (the "Plan").

         The Employer has the power to amend the Plan and now wishes to do so. NOW, THEREFORE, the Plan is amended as follows:

I. Effective March 1, 1999, the first sentence of Section 3.3 of the Plan is amended to read as follows:

         The Employer shall make a Matching Contribution equal to 50% of the Participant's Salary Reduction Contributions, up to 6% of such Participant's Compensation for the Plan Year in which the Participant elects to have Salary Reduction Contributions made on his behalf.

II.      In all respects not amended, the Plan is hereby ratified and confirmed.

                                   * * * * * *
         To record the adoption of the Amendment set forth above, the Employer has caused this document to be signed on this 8th day of February, 1999.

                                      COMDIAL CORPORATION



                                      By:   \s\ William G. Mustain
                                           -------------------------
                                               William G. Mustain